Exhibit 24(a)

                        POWER OF ATTORNEY



     Phillips Petroleum Company, a Delaware corporation, hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as its true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for it and in its name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as this Company might or could do, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated this 9th day of May, 1994.


                              PHILLIPS PETROLEUM COMPANY



                              By:    /s/ W. W. Allen
                                   -----------------------------
                                         W. W. Allen
                                   Chairman of the Board of
                                   Directors and Chief Executive
                                   Officer
ATTEST:

  /s/ Dale J. Billam
- -------------------------
Dale J. Billam, Secretary
Phillips Petroleum Company

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                   /s/ T. C. Morris
                              ------------------------------------
                              T. C. Morris, Senior Vice President,
                              Chief Financial Officer; Principal
                              Financial Officer
                              Phillips Petroleum Company



Date: May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                    /s/ L. F. Francis
                               -----------------------------------
                                        L. F. Francis
                               Controller and General Tax Officer;
                                 Principal Accounting Officer
                                  Phillips Petroleum Company


Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                    /s/ W. W. Allen
                               ----------------------------------
                                        W. W. Allen
                               Chairman of the Board of Directors
                                  and Chief Executive Officer;
                                  Principal Executive Officer
                                  Phillips Petroleum Company


Date: May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ Norman R. Augustine
                              -----------------------------
                              Norman R. Augustine, Director
                              Phillips Petroleum Company




Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                   /s/ George B. Beitzel
                                ---------------------------
                                George B. Beitzel, Director
                                Phillips Petroleum Company




Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ Charles L. Bowerman
                                -----------------------------
                                Charles L. Bowerman, Director
                                Phillips Petroleum Company



Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ Robert E. Chappell, Jr.
                              ---------------------------------
                              Robert E. Chappell, Jr., Director
                                 Phillips Petroleum Company



Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                /s/ Lawrence S. Eagleburger
                              ---------------------------------
                              Lawrence S. Eagleburger, Director
                                Phillips Petroleum Company




Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ James B. Edwards
                                 --------------------------
                                 James B. Edwards, Director
                                 Phillips Petroleum Company


Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ Larry D. Horner
                                --------------------------
                                Larry D. Horner, Director
                                Phillips Petroleum Company




Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                      /s/ J. J. Mulva
                                   --------------------------
                                     J. J. Mulva, Director
                                   Phillips Petroleum Company


Date: May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ D. J. Tippeconnic
                                ---------------------------
                                D. J. Tippeconnic, Director
                                Phillips Petroleum Company




Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /s/ Randall L. Tobias
                                ---------------------------
                                Randall L. Tobias, Director
                                Phillips Petroleum Company

Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                /s/ Victoria J. Tschinkel
                              -------------------------------
                              Victoria J. Tschinkel, Director
                              Phillips Petroleum Company



Date:  May 9, 1994

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints T. C. Morris, L. F. Francis, W. G. Jones and William G. Paul, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a registration statement to be filed by Phillips Petroleum Company on Form S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                    /s/ J. Whitmire
                                   --------------------------
                                   J. Whitmire, Director
                                   Phillips Petroleum Company



Date:  May 9, 1994